UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

OTTAWA SAVINGS BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51367	20-3074627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street

Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 815-433-2525

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

On October 29, 2007, Ottawa Savings Bancorp, Inc. issued a press release announcing its receipt of a cash distribution in the amount of $281,001 from the Commercial Loan Corporation Creditors Trust. A copy of the press release announcing the distribution is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated October 29, 2007 of Ottawa Savings Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2007

OTTAWA SAVINGS BANCORP, INC.

By:	/s/ Jon Kranov
Name:	Jon Kranov
Title:	SENIOR VICE PRESIDENT & CFO